MORGAN STANLEY PATHWAY FUNDS

SUPPLEMENT DATED FEBRUARY 7, 2025,

TO THE STATUTORY AND SUMMARY PROSPECTUS DATED JANUARY 1, 2025

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

HIGH YIELD FUND

Western Asset Management Company (“Western”) is no longer an investment sub-adviser of the High Yield Fund. As such, all references to Western and any related disclosures are removed from the Prospectus.

Related thereto, the sub-adviser investment allocation of the High Yield Fund is 100% to PineBridge Investments, LLC.

CORE FIXED INCOME FUND

As of March 28, 2025, Western will no longer be an investment sub-adviser of the Core Fixed Income Fund (the “Fund”). As such, all references to Western and any related disclosures are removed from the Prospectus as of that date.

Further, J.P. Morgan Investment Management Inc. (“JPMIM”) will commence as a new investment sub-adviser to the Fund effective March 28, 2025.

Related thereto, the target sub-adviser investment allocations of the Fund are 40% to Allspring Global Investments (“Allspring”), 30% to BlackRock Financial Management, Inc. (“BlackRock”), and 30% to JPMIM.

Accordingly, the following replaces the chart in the section titled “Sub-advisers and portfolio managers” related to the Core Fixed Income Fund on page 25 of the Prospectus:

Portfolio Manager	Sub-Adviser or Adviser	Fund’s Portfolio Manager Since
Janet Rilling, CFA®, Senior Portfolio Manager	Allspring	2024
Noah Wise, CFA®, Senior Portfolio Manager	Allspring	2024
Christopher Kaufman, CFA®, Senior Portfolio Manager	Allspring	2024
Michael Stanczyk, CFA®, Portfolio Manager	Allspring	2024
Michael Schueller, CFA®, Senior Portfolio Manager	Allspring	2024
James Mauro, CFA®, Portfolio Manager	BlackRock	2024
Karen Uyehara, CFA®, Senior Portfolio Manager	BlackRock	2024
Kay Herr, CFA®, Managing Director, GFICC U.S. Chief Investment Officer, Portfolio Manager	JPMIM	2025
Andrew Norelli, Managing Director, Portfolio Manager	JPMIM	2025
Priya Misra, Managing Director, Portfolio Manager	JPMIM	2025
Richard Figuly, Managing Director, Portfolio Manager	JPMIM	2025
Lisa Coleman, CFA®, Managing Director, Portfolio Manager	JPMIM	2025
Thomas Hauser, CFA®, Managing Director, Portfolio Manager	JPMIM	2025

Further, the following disclosure related to the Core Fixed Income Fund is hereby added in the section titled “How the Sub-advisers select the Fund’s investments” on page 67-68 of the Prospectus:

J.P. Morgan Investment Management Inc. (“JPMIM”)

JPMIM’s investment philosophy is that bond portfolios managed by a globally integrated fixed income team, within a disciplined risk-controlled framework, will help produce strong risk-adjusted returns. JPMIM believes inefficiencies in the fixed income market are pervasive and will continue and that it can identify inefficiencies through a combination of active investment management and disciplined risk control. JPMIM aims to deliver a ballast to portfolios while providing a disciplined yield advantage relative to the benchmark in order to deliver strong risk adjusted returns. JPMIM targets diversified sources of portfolio returns and does not rely on any single strategy or market directionality. JPMIM’s investment process includes utilizing bottom-up research with top-down macro positioning to select high quality investment grade securities across multiple sectors of the U.S. fixed income market. JPMIM draws on diversified sources of alpha and seeks to deliver positive excess returns over a full market cycle, drawing returns from sector allocation, security selection, duration and yield curve positioning. The percentage of the Fund’s assets allocated to JPMIM is targeted at 30%.

Finally, the following disclosure in the sub-section titled “The Sub-advisers” under the section titled “Fund Management” related to the Core Fixed Income Fund on pages 104-107 of the Prospectus is hereby added in alphabetical order with respect to the other Sub-advisers:

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Core Fixed Income Fund	J.P. Morgan Investment Management Inc. (“JPMIM”) 383 Madison Avenue New York, NY 10179	30%

Kay Herr, CFA®

Managing Director, GFICC U.S. Chief Investment Officer, Portfolio Manager

(2023-Present). Ms. Herr is the U.S. Chief Investment Officer (“CIO”) for the Global Fixed Income, Currency, & Commodities (“GFICC”) group, responsible for all fixed income investment strategies in the U.S. Prior to becoming the U.S. CIO, Ms. Herr was the Head of Research for the GFICC team. Ms. Herr returned to Fixed Income in 2019 after having spent the prior 17 years in Equity Research as a portfolio manager, research analyst, and Associate Director of Global Developed Market Equity Research. An employee since 1999, Ms. Herr was a credit research analyst for investment grade and high yield securities in U.S. Fixed Income before moving to U.S. Equity in 2002. She holds a B.A. in economics from the University of Virginia, where she was an Echols Scholar, and an M.B.A. with distinction from New York University Stern School of Business. She is also a CFA charterholder.

				2025

			Andrew Norelli Managing Director, Portfolio Manager (2014-Present). Mr. Norelli is a member of the GFICC group. Based in Columbus, Ohio, Mr. Norelli is a portfolio manager for the JPM Income Fund and Core Plus strategies and is a member of the Asset Allocation Committee for JPMIM’s Investor Funds. Mr. Norelli focuses on portfolio construction, asset allocation, macroeconomic strategy, and global market dynamics. Additionally,	2025

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			Mr. Norelli’s specialist knowledge of emerging markets and distressed credit resolution are integral to the assessment of global investment opportunities and proactive risk mitigation. Prior to joining the firm in 2012, Mr. Norelli spent eleven years as a trader at Morgan Stanley, ultimately serving as co-head of the firm’s emerging markets credit trading desk from 2008 to 2012. Mr. Norelli holds an A.B. summa cum laude in economics from Princeton University.

Priya Misra

Managing Director, Portfolio Manager

(2024-Present). Ms. Misra is a member of the GFICC group. Based in New York, New York, Ms. Misra is a portfolio manager for the Core Plus team. Prior to joining JPMIM, she was head of Global Rates Strategy at TD Securities. In that role, Ms. Misra was responsible for the U.S. and global interest rate markets and provided investment advice for clients. Ms. Misra has been a member of several prestigious industry groups including the Alternative Reference Rate Committee (ARRC) and Treasury Market Practices Group (TMPG). She ranked in the top 6 in Institutional Investor’s All- America Fixed Income Research team surveys among all U.S. rates categories from 2019-22, and ranked in the top three for U.S. Governments Strategy and Federal Agency Debt Strategy in 2014 and 2015 and from 2003 to 2008. Ms. Misra joined TD Securities in September 2015. Prior to this she ran U.S. rates strategy research at BofA Merrill Lynch for 6 years. From 2001 to 2008, she worked at Lehman Brothers as an interest rate strategist, at Barclays Capital as a mortgage strategist and at Nomura Securities, where she was head of U.S. rates strategy. In 2007, she authored a chapter in Frank Fabozzi‘s Handbook of Fixed Income Securities. Ms. Misra graduated from the Lady Sri Ram College, University of Delhi, with a bachelor’s degree in economics. She has a postgraduate diploma in management, majoring in finance, from the Indian Institute of Management, Bangalore, India.

				2025

			Richard Figuly Managing Director, Portfolio Manager (2006-Present). Mr. Figuly is Head of Core Strategy within JPMIM’s GFICC group. Based in Columbus, Ohio, Mr. Figuly leads a group of portfolio managers on the Core Strategy team who are responsible for managing institutional taxable bond	2025

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
			portfolios and fund vehicles. Mr. Figuly is the Lead Portfolio Manager on the Core Bond Fund and Mortgaged Backed Securities Fund. An employee since 1993, Mr. Figuly previously served as a fixed income trader trading all taxable fixed income securities while specializing in structured products. Prior to joining the firm, Mr. Figuly was a fiduciary tax accountant at the Bank One Ohio Trust Company. Rick is also a retired Major of the Ohio Army National Guard. He holds a B.S. in finance from The Ohio State University.

Lisa Coleman, CFA®

Managing Director, Portfolio Manager

(2020-Present). Ms. Coleman is the head of the Global Investment Grade Corporate Credit team in the GFICC group. Prior to joining the firm in 2008, Ms. Coleman was at Schroders Investment Management for eight years, serving as the head of Global Credit Strategies and the head of European Fixed Income. Previously, she was at Allmerica Financial for six years, managing core and corporate bond portfolios. Before this, Ms. Coleman was Deputy Manager of Global Fixed Income at Brown Brothers Harriman for five years, managing corporate bond, asset- backed security, mortgage- backed security and government bond portfolios. Prior Brown Brothers Harriman, Ms. Coleman worked at Merrill Lynch in foreign exchange sales and at Travelers Insurance Company as an analyst and portfolio manager. Ms. Coleman began her career at the Federal Reserve Bank of New York, holding roles in the foreign exchange and foreign relations departments. Ms. Coleman holds a B.A. in economics from Trinity College, Hartford, Connecticut and a Masters in International affairs from the School of International and Public Affairs (SIPA) at Columbia University, New York. She is a member of the SIPA Advisory Board. In addition, she is a CFA charterholder and holds the Investment Management Certificate from the UK Society of Investment Professionals.

				2025

			Thomas Hauser, CFA® Managing Director, Portfolio Manager (2020-Present). Mr. Hauser is a senior portfolio manager within the Global High Yield team. Prior to joining the firm in 2004, Mr. Hauser was at 40|86 Advisors, most recently serving as a co-portfolio manager on three mutual funds and as the co-head of the Collateralized Bond Obligation (CBO) Group. Previously, Mr. Hauser worked at Van	2025

Fund	Sub-Adviser or Adviser	Percentage	Fund Manager/Fund Management Team Members, Title, Past 5 years’ business experience	Fund Manager Since
Kampen Investments co- managing several high yield mutual funds and leading the high yield trading desk. Mr. Hauser holds a B.S. in finance from Miami (Ohio) University, is a member of the CFA Society of Indianapolis, and is a CFA charterholder.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

MORGAN STANLEY PATHWAY FUNDS

SUPPLEMENT DATED FEBRUARY 7, 2025,

TO THE STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JANUARY 1, 2025

This Supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI. To the extent that the following information is inconsistent with that contained in the SAI, this supplement supersedes the SAI.

HIGH YIELD FUND

Western Asset Management Company (“Western”) is no longer an investment sub-adviser of the High Yield Fund. As such, all references to Western and any related disclosures are removed from the SAI.

CORE FIXED INCOME FUND

As of March 28, 2025, Western will no longer be an investment sub-adviser of the Core Fixed Income Fund (the “Fund”). As such, all references to Western and any related disclosures are removed from the SAI as of that date.

Further, J.P. Morgan Investment Management Inc. (“JPMIM”) will commence as a new investment sub-adviser to the Fund effective March 28, 2025.

Accordingly, the following is added to the disclosure related to the Core Fixed Income Fund in the sub-section titled “Other Accounts Managed by Portfolio Managers” in the section titled “Portfolio Manager Disclosure” beginning on page 66 of the SAI, in alphabetical order with respect to the other Sub-advisers:

J.P. Morgan Investment Management Inc. (“JPMIM”)

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets (m)	Accounts	Assets (m)	Accounts	Assets (m)
Kay Herr	6	$34,946	2	$6,828	8	$2,470
Andrew Norelli	6	$43,034	5	$18,560	8	$2,470
Priya Misra	5	$30,722	2	$6,828	17	$8,729
Richard Figuly*	21	$104,517	8	$27,048	18	$7,590
Lisa Coleman*	9	$37,247	23	$22,888	23	$17,885
Thomas Houser*	22	$53,989	19	$38,206	48	$18,454

*

Portfolio manager manages accounts for which advisory fee is totally or partially based on performance, the number of accounts and assets for which advisory fee is totally or partially based on performance as of September 30, 2024 can be found below:

Portfolio Manager(s)	Registered Investment Company		Other Pooled Investment Vehicles		Other Accounts
	Accounts	Assets (m)	Accounts	Assets (m)	Accounts	Assets (m)
Richard Figuly	0	$0	0	$0	1	$2,277
Lisa Coleman	0	$0	0	$0	1	$291
Thomas Houser	0	$0	2	$25	0	$0

In addition, the following is added to the information under the section titled “Portfolio Manager Compensation” beginning on page 75 of the SAI, in alphabetical order with respect to the other Sub-advisers:

J.P. Morgan Investment Management Inc. (“JPMIM”)

JPMIM’s compensation programs are designed to align with the behavior of employees with the achievement of its short- and long-term strategic goals, which revolve around client investment objectives. This is accomplished in part, through a balanced performance assessment process and total compensation program, as well as a clearly defined culture that rigorously and consistently promotes adherence to the highest ethical standards.

The compensation framework for JPMIM Portfolio Managers participating in public market investing activities is based on several factors that drive alignment with client objectives, the primary of which is investment performance, alongside of the firm-wide performance dimensions. The framework focuses on Total Compensation – base salary and variable compensation. Variable compensation is in the form of cash incentives, and/or long-term incentives in the form of fund-tracking incentives (referred to as the “Mandatory Investment Plan” or “MIP”) and/or equity-based JPMorgan Chase Restricted Stock Units (“RSUs”) with defined vesting schedules and corresponding terms and conditions. Long-term incentive awards may comprise up to 60% of overall incentive compensation, depending on an employee’s pay level.

The performance dimensions for Portfolio Managers are evaluated annually based on several factors that drive investment outcomes and value – aligned with client objectives – including, but not limited to:

•

Investment performance, generally weighted more to long-term, with specific considerations for Portfolio Managers of investment performance relative to competitive indices or peers over one-, three-, five- and ten-year periods, or, in the case of funds designed to track the performance of a particular index, the Portfolio Managers success in tracking such index;

•	The scale and complexity of their investment responsibilities;

•	Individual contribution relative to the client’s risk and return objectives;

•	Business results, as informed by investment performance; risk, controls and conduct objectives; client/customer/stakeholder objectives, teamwork and leadership objectives; and

•

Adherence with JPMIM’s compliance, risk, regulatory and client fiduciary responsibilities, including, as applicable, adherence to the JPMIM Asset Management Sustainability Risk Integration Policy, which contains relevant financially material Environmental, Social and Corporate Governance (“ESG”) factors that are intended to be assessed to investment decision-making.

In addition to the above performance dimensions, the firm-wide pay-for-performance framework is integrated into the final assessment of incentive compensation for an individual Portfolio Manager. Feedback from JPMIM’s risk and control professionals is considered in assessing performance and compensation.

Portfolio Managers are subject to a mandatory deferral of long-term incentive compensation under JPMIM’s “MIP”. In general, the MIP provides for a rate of return equal to that of the particular fund(s), thereby aligning the Portfolio Manager’s pay with that of the client’s experience/return.

For the Portfolio Managers participating in public market investing activities, 50% of their long-term incentives are subject to a mandatory deferral in the MIP, and the remaining 50% can be granted in the form of RSUs or additional participation in MIP at the election of the Portfolio Manager.

For the portion of the long-term incentives subject to mandatory deferral in the MIP (50%), the incentives are allocated to the fund(s) the Portfolio Manager manages, as determined by the employee’s respective manager and reviewed by senior management.

In addition, named Portfolio Managers on a sustainable fund(s) are required to allocate at least 25% of their mandatory deferral in at least one dedicated sustainable fund(s).

To hold individuals responsible for taking risks inconsistent with JPMIM’s risk appetite and to discourage future imprudent behavior, JPMIM has policies and procedures that enable it to take prompt and proportionate actions with respect to accountable individuals, including:

•	Reducing or altogether eliminating annual incentive compensation;

•	Canceling unvested awards (in full or in part);

•	Clawback/recovery of previously paid compensation (cash and/or equity);

•	Demotion, negative performance rating or other appropriate employment actions; and

•	Termination of employment.

The precise actions JPMIM takes with respect to accountable individuals are based on circumstances, including the nature of their involvement, the magnitude of the event and the impact on JPMIM.

In evaluation each Portfolio Manager’s performance with respect to the accounts he or she manages, JPMIM uses the Bloomberg U.S. Aggregate Index to evaluate the performance of the Portfolio Managers with respect to the Core Fixed Income Fund.

Finally, the following is added to the information under the section titled “Potential Conflicts of Interest” beginning on page 90 of the SAI:

J.P. Morgan Investment Management Inc. (“JPMIM”)

The potential for conflicts of interest exists when portfolio managers manage other accounts with similar investment objectives and strategies as the Core Fixed Income Fund (“Similar Accounts”). Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JPMIM’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similar managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JPMIM and/or its affiliates (“JPMorgan Chase”) perform investment services, including rendering investment advice, to varied clients. JPMIM, JPMorgan Chase and its or their directors, officers, agents and/or employees may render similar or differing investment advisory services to clients and may give advice or exercise investment responsibility and take such other action with respect to any of its other clients that differs from the advice given or the timing or nature of action taken with respect to another client or group of clients. It is JPMIM’s policy, to the extent practicable, to allocate, within its reasonable discretion, investment opportunities among clients over a period of time on a fair and equitable basis. One or more of JPMIM’s other client accounts may at any time hold, acquire, increase, decrease, dispose, or otherwise deal with positions in investments in which another client account may have an interest from time-to-time.

Acting for Multiple Clients. In general, JPMIM faces conflicts of interest when it renders investment advisory services to several clients and, from time to time, provides dissimilar investment advice to different clients. For example, when funds or accounts managed by JPMIM (“Other Accounts”) engage in short sales of the same securities held by the Core Fixed Income Fund, JPMIM could be seen as harming the performance of the Core Fixed Income Fund for the benefit of the Other Accounts engaging in short sales, if the short sales cause the market value of the securities to fall. In addition, a conflict could arise when one or more Other Accounts invest in different instruments or classes of securities of the same issuer than those in which the Core Fixed Income Fund invests. In certain circumstances, Other Accounts have different investment objectives or could pursue or enforce rights with respect to a particular issuer in which the Core Fixed Income Fund has also invested and these activities could have an adverse effect on the Core Fixed Income Fund. For example, if the Core Fixed Income Fund holds debt instruments of an issuer and an Other Account holds equity securities of the same issuer, then if the issuer experiences financial or operational challenges, the Core Fixed Income Fund (which holds the debt instrument) may seek a liquidation of the issuer, whereas the Other Account (which holds the equity securities) may prefer a reorganization of the issuer. In addition, an issuer in which the Core Fixed Income Fund invests may use the proceeds of the Core Fixed Income Fund’s investment to refinance or reorganize its capital structure which could result in repayment of debt held by JPMIM or an Other Account. If the issuer performs poorly following such refinancing or reorganization, the Core Fixed Income Fund’s results will suffer whereas the Other Account’s performance will not be affected because the Other Account no longer has an investment in the issuer. Conflicts are magnified with respect to issuers that become insolvent. It is possible that in connection with an insolvency, bankruptcy, reorganization, or similar proceeding, a Fund will be limited (by applicable law, courts or otherwise) in the positions or actions it will be permitted to take due to other interests held or actions or positions taken by JPMIM or Other Accounts.

JPMIM, JPMorgan Chase, and any of its or their directors, partners, officers, agents or employees, may also buy, sell, or trade securities for their own accounts or the proprietary accounts of JPMIM and/or JPMorgan Chase. JPMIM and/or JPMorgan Chase, within their discretion, may make different investment decisions and other actions with respect to their own proprietary accounts than those made for client accounts, including the timing or nature of such investment decisions or actions. Further, JPMIM is not required to purchase or sell for any client account securities that it, JPMorgan Chase, and any of its or their employees, principals, or agents may purchase or sell for their own accounts or the proprietary accounts of JPMIM, or JPMorgan Chase or its clients. JPMIM and/or its affiliates may receive more compensation with respect to certain Similar Accounts than that received with respect to the Core Fixed Income Fund or may receive compensation based in part on the performance of certain Similar Accounts. This may create a potential conflict of interest for JPMIM and its affiliates or its portfolio managers by providing an incentive to favor these Similar Accounts when, for example, placing securities transactions. In addition, JPMIM or its affiliates could be viewed as having a conflict of interest to the extent that JPMIM or an affiliate has a proprietary investment in Similar Accounts, the portfolio managers have personal investments in Similar Accounts or the Similar Accounts are investment options in JPMIM’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JPMIM and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JPMIM or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JPMIM and its affiliates may be perceived as causing accounts they manages to participate in an offering to increase JPMIM’s or its affiliates’ overall allocation of securities in that offering.

A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JPMIM or its affiliates manage accounts that engage in short sales of securities of the type in which the Core Fixed Income Fund invests, JPMIM or its affiliates could be seen as harming the performance of the Core Fixed Income Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JPMIM may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JPMIM or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude a fund from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the Core Fixed Income Fund’s objectives.

The goal of JPMIM and its affiliates is to meet their fiduciary obligation with respect to all clients. JPMIM and its affiliates have policies and procedures that seek to manage conflicts. JPMIM and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JPMIM’s Codes of Ethics and JPMorgan Chase’s Code of Conduct. With respect to the allocation of investment opportunities, JPMIM and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders received in the same security and within a reasonable time period from a market event (e.g., a change in a security rating) are continuously aggregated on the appropriate trading desk so that new orders are aggregated with current outstanding orders, consistent with JPMIM’s duty of best execution for its clients. However, there are circumstances when it may be appropriate to execute the second order differently due to other constraints or investment objectives. Such exceptions often depend on the asset class. Examples of these exceptions, particularly in the fixed-income area, are sales to meet redemption deadlines or orders related to less liquid assets.

If aggregated trades are fully executed, accounts participating in the trade will typically be allocated their pro rata share on an average price basis. Partially filled orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. Use of average price for execution of aggregated trade orders is particularly true in the equity area. However, certain investment strategies, such as the use of derivatives, or asset classes, such as fixed-income that use individual trade executions due to the nature of the strategy or supply of the security, may not be subject to average execution price policy and would receive the actual execution price of the transaction. Additionally, some accounts may be excluded from pro rata allocations. Accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. Deviations from pro rata allocations are documented by the business. JPMIM attempts to mitigate any potential unfairness by basing non-pro-rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM so that fair and equitable allocation will occur over time.

Purchases of money market instruments and fixed income securities cannot always be allocated pro-rata across the accounts with the same investment strategy and objective. However, JPMIM and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JPMIM or its affiliates so that fair and equitable allocation will occur over time.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE